UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

ORION FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

New York	000-50271	22-3644546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 19, 2018, the Registrant entered into an alternative investment selling agent agreement (the “Harbor Agreement”) by and among the Registrant, Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”) and Harbor Investment Advisory LLC (“Harbor”).

Pursuant to the Harbor Agreement, Harbor has agreed to, among other things, provide certain limited services to certain owners of limited partnership interests in the Registrant (“Units”) who had acquired their Units prior to becoming clients of Harbor (“Harbor Clients”).

The Harbor Agreement is effective as of January 19, 2018. After September 30, 2018, the Registrant and the General Partner may renew the Harbor Agreement for additional one year periods upon notice to Harbor not less than 30 days prior to the expiration of the previous agreement. After September 30, 2018, any party may terminate the Harbor Agreement on 30 days’ prior written notice to the other party. A party may immediately terminate the Harbor Agreement on written notice on the dissolution, insolvency, or bankruptcy of any party and upon a material breach of the Harbor Agreement by the other party.

With respect to Harbor Clients, the Registrant shall pay Harbor a fee in an amount which will be calculated by multiplying the Registrant’s futures transactions by $15.00 per round turn, swaps by up to an equivalent amount and options transactions by $7.50 each per side, with respect to Class A Units held by Harbor Clients. In each case, the amount will be reduced by applicable floor brokerage. The fee shall be payable monthly. Harbor may share all or a substantial portion of such fees with its properly registered or exempted financial advisors who sell Class A Units.

A copy of the Harbor Agreement is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

10.1	Harbor Agreement dated as of January 19, 2018, by and among the Registrant, the General Partner and Harbor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION FUTURES FUND L.P.

By:	Ceres Managed Futures LLC
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: January 25, 2018